UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2014

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2014, Ferrellgas, L.P. entered into a membership interest purchase agreement to acquire all of the issued and outstanding membership interests in each of Sable Environmental LLC and Sable SWD 2 LLC (collectively, "Sable"), a fluid logistics provider headquartered in Corpus Christi, Texas for consideration of $124.7 million, subject to certain purchase price adjustments. Consideration was paid in cash upon closing and a two year earnout agreement was entered into entitling the sellers to additional cash consideration if the acquired business exceeds certain earnings targets. The acquisition was funded through Ferrellgas, L.P.'s secured credit facility. A copy of the membership interest purchase agreement is filed with this Current Report on Form 8-K as Exhibit 2.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2014, Ferrellgas Partners, L.P. ("Ferrellgas") announced that Executive Vice President and Chief Financial Officer Ryan VanWinkle will additionally assume the newly created position of President, Midstream Operations. In this role Sable will report to Mr. VanWinkle.

Item 7.01 Regulation FD Disclosure.

On May 1, 2014, Ferrellgas issued a press release announcing it had entered into a definitive agreement to acquire Sable and the appointment of VanWinkle. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

On May 1, 2014, Ferrellgas issued a press release announcing the close of the Sable acquisition. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2.

Item 8.01 Other Events.

On May 1, 2014, Ferrellgas, in a non-brokered registered direct offering, issued to the former members of Sable an aggregate of 2,040,818 common units representing limited partner interests in Ferrellgas (the "Units") for an aggregate purchase price of $50.0 million. Proceeds from this offering were contributed to Ferrellgas, L.P and used to reduce outstanding indebtedness under its secured credit facility. The Units were offered and sold pursuant to a prospectus supplement dated May 1, 2014 and an accompanying base prospectus dated June 12, 2012, pursuant to the Ferrellgas shelf registration statement on Form S-3 (file no. 333-180684), which became effective on June 12, 2012.

Item 9.01 Financial Statements and Exhibits.

2.1 Membership interest purchase agreement dated May 1, 2014, among Ferrellgas, L.P. and the former members of Sable Environmental LLC and Sable SWD 2 LLC.
5.1 Opinion of McGuireWoods LLP.
99.1 Acquisition announcement press release dated May 1, 2014.
99.2 Acquisition closing press release dated May 1, 2014.

Limitation on Materiality and Incorporation by Reference

The information in this Current Report on Form 8-K related to Item 7.01, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished to the SEC pursuant to Item 7.01 of Form 8-K and is not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, such information is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.
The furnishing of particular information in this Current Report, including Exhibits 99.1 and 99.2 furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

May 1, 2014	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Executive Vice President and Chief Financial Officer; President, Midstream Operations; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

May 1, 2014	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

May 1, 2014	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Executive Vice President and Chief Financial Officer; President, Midstream Operations; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

May 1, 2014	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

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Exhibit Index

Exhibit No.	Description

2.1	Membership interest purchase agreement dated May 1, 2014, among Ferrellgas, L.P. and the former members of Sable Environmental LLC and Sable SWD 2 LLC
5.1	Opinion of McGuire Woods LLP
99.1	Acquisition announcement press release dated May 1, 2014
99.2	Acquisition closing press release dated May 1, 2014